Contact:	Kathleen Campbell, Marketing Director	First Citizens Community Bank
	570-662-0422	15 S. Main Street
	570-662-8512 (fax)	Mansfield, PA 16933

citizens financial services, inc. reports unaudited third quarter 2018 financial results

MANSFIELD, PENNSYLVANIA— October 23, 2018 – Citizens Financial Services, Inc. (OTC Pink: CZFS), parent company of First Citizens Community Bank, released today its unaudited consolidated financial results for the three and nine months ended September 30, 2018.

Highlights

•
Net income for the first nine months of 2018 was $13.5 million, which is 29.7% higher than net income for the first nine months of 2017. The Tax Cuts and Jobs Act, enacted on December 22, 2017, positively impacted 2018's financial results by lowering the federal corporate income tax rate from 35% to 21% effective January 1, 2018. The effective tax rate for the first nine months of 2018 was 15.9% compared to 22.9% in the comparable period in 2017.

•
Net income was $4.6 million for the three months ended September 30, 2018, which is 25.5% higher than the net income for 2017's comparable period. The effective tax rate for the three months ended September 30, 2018 was 17.0% compared to 23.8% in the comparable period in 2017.

•
Net interest income before the provision for loan losses of $34.9 million for the nine months ended September 30, 2018, which  was an increase of $3.9 million, or 12.6%, over the same period a year ago.

•
Net loan growth totaled $58.6 million in the first nine months of 2018, or 7.9% annualized. Growth for 2018, has been impacted by the pay-off of approximately $15.0 million of participation loans, the proceeds of which have been utilized to fund organic growth.

•
Return on average equity for the three and nine months (annualized) ended September 30, 2018 was 13.08% and 13.13% compared to 11.16% and 10.81% for the three and nine months (annualized) ended September 30, 2017.

•
Return on average tangible equity for the three and nine months (annualized) ended September 30, 2018 was 15.92% and 16.06% compared to 13.53% and 13.17% for the three and nine months (annualized) ended September 30, 2017. (See reconciliation of Non-GAAP measures at the end of the press release.)

•
Return on average assets for the three and nine months (annualized) ended September 30, 2018 was 1.30% and 1.30% compared to 1.15% and 1.12% for the three and nine months (annualized) ended September 30, 2017.

Nine Months Ended September 30, 2018 Compared to 2017

•
For the nine months ended September 30, 2018, net income totaled $13,519,000 which compares to net income of $10,421,000 for the first nine months of 2017, an increase of $3,098,000 or 29.7%.  Basic earnings per share of $3.85 for the first nine months of 2018 compares to $2.96 for the first nine months last year.  Annualized return on equity for the nine months ended September 30, 2018 and 2017 was 13.13% and 10.81%, while annualized return on assets was 1.30% and 1.12%, respectively.

•
Net interest income before the provision for loan loss for the nine months ended September 30, 2018 totaled $34,941,000 compared to $31,018,000 for the nine months ended September 30, 2017, resulting in an increase of $3,923,000, or 12.6%. Average interest earning assets increased $148.8 million for the nine months ended September 30, 2018 compared to the same period last year.  Average loans increased $170.4 million while average investment securities decreased $25.7 million. The tax effected net interest margin for the nine months ended September 30, 2018 was 3.65% compared to 3.78% for the same period last year. A significant portion of the margin decrease from 2017 to 2018 is attributable to the change in the corporate tax rate from 35% to 21%.

•
The provision for loan losses for the nine months ended September 30, 2018 was $1,300,000 compared to $1,740,000 for the nine months ended September 30, 2017, a decrease of $440,000.  The decreased provision primarily reflects the lower level of loan growth experienced during 2018 compared to 2017.

•
Total non-interest income was $5,758,000 for the nine months ended September 30, 2018, which is $86,000 less than the non-interest income of $5,844,000 for the same period last year. Decreases in security gains and gains on loans sold were offset by increases in service charge income and brokerage and insurance commissions.

•
Total non-interest expenses for the nine months ended September 30, 2018 totaled $23,322,000 compared to $21,604,000 for the same period last year, which is an increase of $1,718,000, or 8.0%.  Salaries and benefits increased $1,221,000 primarily due to merit increases and branch and loan production office expansion in our central and south central market areas. Occupancy expenses increased as a result of branch expansions. The tax effected efficiency ratio for 2018 was 54.84% compared to 54.92% for the comparable 2017 period and was impacted by the change in the corporate tax rate from 35% to 21%.

•
The provision for income taxes decreased $539,000 when comparing the nine months ended September 30, 2018 to the same period in 2017. The decrease is attributable to the Tax Cuts and Jobs Act, which lowered the statutory tax rate from 35% to 21%, partially offset by an increase in pre-tax income.  The effective tax rate for the first nine months of 2018 was 15.9% compared to 22.9% in the comparable period in 2017.

Three Months Ended September 30, 2018 Compared to 2017

•
For the three months ended September 30, 2018, net income totaled $4,581,000 which compares to net income of $3,650,000 for the comparable period in 2017, an increase of $931,000 or 25.5%.  Basic earnings per share of $1.31 for three months ended September 30, 2018 compares to $1.04 for the 2017 comparable period. Annualized return on equity for the three months ended September 30, 2018 and 2017 was 13.08% and 11.16%, while annualized return on assets was 1.30% and 1.15%, respectively.

•
Net interest income before the provision for loan loss for the three months ended September 30, 2018 totaled $11,770,000 compared to $10,617,000 for the three months ended September 30, 2017, resulting in an increase of $1,153,000, or 10.9%. Average interest earning assets increased $135.4 million for the three months ended September 30, 2018 compared to the same period last year.  Average loans increased $151.1 million while average investment securities decreased $21.8 million. The tax effected net interest margin for the three months ended September 30, 2018 was 3.64% compared to 3.79% for the same period last year, which was impacted by the change in tax rates between periods.

•
The provision for loan losses for the three months ended September 30, 2018 was $475,000 compared to $500,000 for comparable period in 2017, a decrease of $25,000.  The decreased provision primarily reflects the lower net loan growth experienced during the comparable three months of 2018 to 2017.

•
Total non-interest income was $2,010,000 for the three months September 30, 2018, which is $89,000 more than the comparable period last year. The Company experienced increases in service charges, brokerage and insurance commissions and gains on loans sold were offset be a decrease in Trust fees.

•
Total non-interest expenses for the three months ended September 30, 2018 totaled $7,788,000 compared to $7,247,000 for the same period last year, which is an increase of $541,000, or 7.5%.  Salaries and benefits increased $392,000 primarily due to the increased costs associated with merit increases and branch and loan production office expansion.

•
The provision for income taxes decreased $205,000 when comparing the three months ended September 30, 2018 to the same period in 2017.  The effective tax rate for the three months ended September 30, 2018 was 17.0% compared to 23.8% in the comparable period in 2017.

Balance Sheet and Other Information:

•	At September 30, 2018, total assets were $1.41 billion, compared to $1.36 billion at December 31, 2017 and $1.27 billion at September 30, 2017.

•
Available for sale securities of $240.4 million at September 30, 2018 decreased $14.4 million from December 31, 2017 and $23.2 million from September 30, 2017. The decrease was utilized to fund loan growth.

•
Net loans as of September 30, 2018 totaled $1.05 billion and increased $58.6 million from December 31, 2017 and $151.2 million from September 30, 2017. Net loan growth for the third quarter was $19.7 million. Loan originations remained strong in the third quarter. The growth in 2018 was in commercial and agricultural relationships, which continues the trend from 2017.

•
The allowance for loan losses totaled $12,383,000 at September 30, 2018 which is an increase of $1,193,000 from December 31, 2017.  The increase is due to recording a provision for loan losses of $1,300,000 and recoveries of $118,000, offset by charge-offs of $225,000.  Annualized net charge-offs as a percent of total loans through September 30, 2018 was .01%.  The allowance as a percent of total loans was 1.17% as of September 30, 2018 compared to 1.12% as of December 31, 2017. During the third quarter, non-performing assets increased $3.0 million primarily due to placing two large agricultural customers on non-accrual status. For the year, non-performing assets have increased $3.6 million.

•
Deposits increased $69.9 million from December 31, 2017, to $1.17 billion at September 30, 2018. We issued $20.0 million in brokered certificates of deposit in the third quarter of 2018, which facilitated a portion of the deposit growth. The remaining growth was primarily attributable to increases in municipal deposits. Borrowed funds decreased $28.6 million from December 31, 2017 to $86.1 million at September 30, 2018 as a result of the growth in deposits.

•
Stockholders' equity totaled $134.4 million at September 30, 2018, compared to $129.0 million at December 31, 2017, an increase of $5,389,000.  The increase was attributable to net income for the nine months ended September 30, 2018 totaling $13.5 million, offset by cash dividends of $4.6 million.  As a result of changes in interest rates impacting the fair value of investment securities, the unrealized loss on available for sale investment securities, net of tax, increased $2.8 million from December 31, 2017.

Dividend Declared

On September 4, 2018, the Board of Directors declared a cash dividend of $0.440 per share, which was paid on September 28, 2018 to shareholders of record at the close of business on September 14, 2018. The quarterly cash dividend is an increase of 3.3% over the regular cash dividend of $0.426 per share declared one year ago, as adjusted for the 1% stock dividend declared in June 2018.

Citizens Financial Services, Inc. has nearly 1,700 shareholders, the majority of whom reside in markets where its offices are located.

Note: This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.  These statements are not historical facts; rather, they are statements based on the Company's current expectations regarding its business strategies and their intended results and its future performance.  Forward-looking statements are preceded by terms such as "expects," "believes," "anticipates," "intends" and similar expressions.  Forward-looking statements are not guarantees of future performance.  Numerous risks and uncertainties could cause or contribute to the Company's actual results, performance and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; and other factors disclosed periodically in the Company's filings with the Securities and Exchange Commission.  Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this press release or made elsewhere periodically by the Company or on its behalf.  The Company assumes no obligation to update any forward-looking statements except as may be required by applicable law or regulation.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(UNAUDITED)
(Dollars in thousands, except per share data)
	As of or For The		As of or For The
	Three Months Ended		Nine Months Ended
	September 30		September 30
	2018	2017	2018	2017
Income and Performance Ratios
Net Income	$4,581	$3,650	$13,519	$10,421
Return on average assets (annualized)	1.30%	1.15%	1.30%	1.12%
Return on average equity (annualized)	13.08%	11.16%	13.13%	10.81%
Return on average tangible equity (annualized) (b)	15.92%	13.53%	16.06%	13.17%
Net interest margin (tax equivalent)	3.64%	3.79%	3.65%	3.78%
Earnings per share - basic (c)	$1.31	$1.04	$3.85	$2.96
Earnings per share - diluted (c)	$1.31	$1.04	$3.85	$2.96
Cash dividends paid per share	$0.440	$0.426	$1.302	$1.228

Asset quality
Allowance for loan and lease losses	$12,383	$10,447	$12,383	$10,447
Non-performing assets	$15,460	$13,564	$15,460	$13,564
Allowance for loan and lease losses/total loans	1.17%	1.15%	1.17%	1.15%
Non-performing assets to total loans	1.46%	1.50%	1.46%	1.50%
Annualized net charge-offs to total loans	0.01%	0.01%	0.01%	0.03%

Equity
Book value per share (c)	$40.03	$37.16	$40.03	$37.16
Tangible Book value per share (b) (c)	$32.91	$30.65	$32.91	$30.65
Market Value (Last trade of month)	$62.55	$57.00	$62.55	$57.00
Common shares outstanding	3,509,142	3,491,511	3,509,142	3,491,511
Number of shares used in computation - basic (c)	3,502,859	3,517,208	3,507,515	3,515,032
Number of shares used in computation - diluted (c)	3,503,020	3,519,493	3,509,676	3,516,906

Other
Total Risk Based Capital Ratio (a)	13.40%	14.41%	13.40%	14.41%
Tier 1 Risk Based Capital Ratio (a)	12.18%	13.23%	12.18%	13.23%
Common Equity Tier 1 Risk Based Capital Ratio (a)	11.45%	12.34%	11.45%	12.34%
Leverage Ratio	9.09%	9.57%	9.09%	9.57%
Average Full Time Equivalent Employees	260.9	251.8	262.2	253.2
Loan to Deposit Ratio	90.25%	86.22%	90.25%	86.22%

Balance Sheet Highlights	September 30,	December 31	September 30,
	2018	2017	2017

Assets	$1,407,880	$1,361,886	$1,269,787
Equity and available for sale securities	240,717	254,782	263,588
Loans (net of unearned income)	1,060,331	1,000,525	907,162
Allowance for loan losses	12,383	11,190	10,447
Deposits	1,174,843	1,104,943	1,052,105
Stockholders' Equity	134,400	129,011	129,882

(a) Presented as projected for September 30, 2018 and actual for the remaining period
(b) See reconcilation of Non-GAAP measures at the end of the press release
(c) Prior period amounts were adjusted to reflect stock dividends.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	September 30,	December 31	September 30,
(in thousands except share data)	2018	2017	2017
ASSETS:
Cash and due from banks:
Noninterest-bearing	$15,496	$16,347	$12,887
Interest-bearing	1,004	2,170	928
Total cash and cash equivalents	16,500	18,517	13,815

Interest bearing time deposits with other banks	14,754	10,283	10,031

Equity securities	291	-	-

Available-for-sale securities	240,426	254,782	263,588

Loans held for sale	960	1,439	1,431

Loans (net of allowance for loan losses: $12,383 at September 30, 2018;
$11,190 at December 31, 2017 and $10,447 at September 30, 2017)	1,047,948	989,335	896,715

Premises and equipment	16,189	16,523	16,624
Accrued interest receivable	4,480	4,196	3,786
Goodwill	23,296	23,296	21,089
Bank owned life insurance	27,350	26,883	26,722
Other intangibles	1,703	1,953	1,872
Other assets	13,983	14,679	14,114

TOTAL ASSETS	$1,407,880	$1,361,886	$1,269,787

LIABILITIES:
Deposits:
Noninterest-bearing	$173,379	$171,840	$154,142
Interest-bearing	1,001,464	933,103	897,963
Total deposits	1,174,843	1,104,943	1,052,105
Borrowed funds	86,097	114,664	73,628
Accrued interest payable	979	897	731
Other liabilities	11,561	12,371	13,441
TOTAL LIABILITIES	1,273,480	1,232,875	1,139,905
STOCKHOLDERS' EQUITY:
Preferred Stock $1.00 par value; authorized
3,000,000 shares; none issued in 2018 or 2017	-	-	-
Common stock
$1.00 par value; authorized 25,000,000 shares at September 30, 2018; 15,000,000 at
December 31, 2017 and September 30, 2017: issued 3,904,212 at September 30, 2018 and 3,869,939
at December 31, 2017 and September 30, 2017	3,904	3,870	3,870
Additional paid-in capital	53,122	51,108	51,091
Retained earnings	96,754	89,982	88,318
Accumulated other comprehensive loss	(6,081)	(3,398)	(1,128)
Treasury stock, at cost: 395,070 at September 30, 2018; 383,065 shares at December 31, 2017
and 378,428 shares at September 30, 2017	(13,299)	(12,551)	(12,269)
TOTAL STOCKHOLDERS' EQUITY	134,400	129,011	129,882
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$1,407,880	$1,361,886	$1,269,787

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands, except per share data)	2018	2017	2018	2017
INTEREST INCOME:
Interest and fees on loans	$12,666	$10,659	$36,988	$30,680
Interest-bearing deposits with banks	94	49	218	129
Investment securities:
Taxable	967	762	2,683	2,341
Nontaxable	425	588	1,426	1,857
Dividends	107	62	355	191
TOTAL INTEREST INCOME	14,259	12,120	41,670	35,198
INTEREST EXPENSE:
Deposits	1,794	1,210	4,695	3,398
Borrowed funds	695	293	2,034	782
TOTAL INTEREST EXPENSE	2,489	1,503	6,729	4,180
NET INTEREST INCOME	11,770	10,617	34,941	31,018
Provision for loan losses	475	500	1,300	1,740
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	11,295	10,117	33,641	29,278
NON-INTEREST INCOME:
Service charges	1,181	1,145	3,455	3,323
Trust	147	187	548	596
Brokerage and insurance	222	154	571	459
Gains on loans sold	170	134	302	383
Equity security gains (losses), net	(4)	-	9	-
Available for sale security gains (losses), net	(8)	9	(8)	204
Earnings on bank owned life insurance	161	166	467	499
Other	141	126	414	380
TOTAL NON-INTEREST INCOME	2,010	1,921	5,758	5,844
NON-INTEREST EXPENSES:
Salaries and employee benefits	4,679	4,287	14,251	13,030
Occupancy	500	475	1,606	1,479
Furniture and equipment	130	159	394	444
Professional fees	267	286	824	854
FDIC insurance	120	95	327	295
Pennsylvania shares tax	250	243	850	767
Amortization of intangibles	74	74	224	223
ORE expenses	246	171	541	343
Other	1,522	1,457	4,305	4,169
TOTAL NON-INTEREST EXPENSES	7,788	7,247	23,322	21,604
Income before provision for income taxes	5,517	4,791	16,077	13,518
Provision for income taxes	936	1,141	2,558	3,097
NET INCOME	$4,581	$3,650	$13,519	$10,421

PER COMMON SHARE DATA:
Net Income - Basic	$1.31	$1.04	$3.85	$2.96
Net Income - Diluted	$1.31	$1.04	$3.85	$2.96
Cash Dividends Paid	$0.440	$0.426	$1.302	$1.228

Number of shares used in computation - basic	3,502,859	3,517,208	3,507,515	3,515,032
Number of shares used in computation - diluted	3,503,020	3,519,493	3,509,676	3,516,906

CITIZENS FINANCIAL SERVICES, INC.
QUARTERLY CONDENSED, CONSOLIDATED INCOME STATEMENT INFORMATION
(UNAUDITED)
(in thousands, except share data)		Three Months Ended,
	Sept 30	June 30,	March 31,	Dec 31	Sept 30
	2018	2018	2018	2017	2017
Interest income	$14,259	$14,028	$13,383	$12,895	$12,120
Interest expense	2,489	2,277	1,963	1,659	1,503
Net interest income	11,770	11,751	11,420	11,236	10,617
Provision for loan losses	475	325	500	800	500
Net interest income after provision for loan losses	11,295	11,426	10,920	10,436	10,117
Non-interest income	2,022	1,835	1,900	1,981	1,912
Investment securities gains (losses), net	(12)	7	6	831	9
Non-interest expenses	7,788	7,702	7,832	7,710	7,247
Income before provision for income taxes	5,517	5,566	4,994	5,538	4,791
Provision for income taxes	936	875	747	2,934	1,141
Net income	$4,581	$4,691	$4,247	$2,604	$3,650
Earnings Per Share Basic	$1.31	$1.34	$1.21	$0.74	$1.04
Earnings Per Share Diluted	$1.31	$1.34	$1.21	$0.74	$1.04

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED AVERAGE BALANCES, INTEREST, YIELDS AND RATES, AND NET INTEREST MARGIN ON A FULLY TAX-EQUIVALENT BASIS
(UNAUDITED)
	Three Months Ended September 30,
	2018			2017
	Average		Average	Average		Average
	Balance (1)	Interest	Rate	Balance (1)	Interest	Rate
(dollars in thousands)	$	$	%	$	$	%
ASSETS
Interest-bearing deposits at banks	9,195	5	0.22	8,552	3	0.16
Interest bearing time deposits at banks	14,369	89	2.47	8,953	47	2.07
Investment securities	241,404	1,612	2.67	263,168	1,715	2.61
Loans: (2) (3) (4)
Residential mortgage loans	212,891	2,808	5.23	205,548	2,677	5.17
Construction loans	29,184	355	4.82	26,028	278	4.23
Commercial Loans	382,417	5,098	5.29	327,345	4,296	5.21
Agricultural Loans	314,307	3,489	4.40	230,048	2,501	4.31
Loans to state & political subdivisions	99,807	906	3.60	97,771	1,029	4.18
Other loans	9,618	185	7.65	10,420	205	7.83
Loans, net of discount (2)(3)(4)	1,048,224	12,841	4.86	897,160	10,986	4.86
Total interest-earning assets	1,313,192	14,547	4.39	1,177,833	12,751	4.30
Cash and due from banks	7,039			6,739
Bank premises and equipment	16,266			16,722
Other assets	69,708			64,851
Total non-interest earning assets	93,013			88,312
Total assets	1,406,205			1,266,145
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
NOW accounts	320,574	394	0.49	327,391	295	0.36
Savings accounts	194,110	84	0.17	180,891	49	0.11
Money market accounts	181,449	480	1.05	134,610	178	0.53
Certificates of deposit	271,355	836	1.22	263,065	688	1.04
Total interest-bearing deposits	967,488	1,794	0.74	905,957	1,210	0.53
Other borrowed funds	114,314	695	2.41	61,215	293	1.90
Total interest-bearing liabilities	1,081,802	2,489	0.91	967,172	1,503	0.62
Demand deposits	172,288			153,747
Other liabilities	12,022			14,388
Total non-interest-bearing liabilities	184,310			168,135
Stockholders' equity	140,093			130,838
Total liabilities & stockholders' equity	1,406,205			1,266,145
Net interest income		12,058			11,248
Net interest spread (5)			3.48%			3.68%
Net interest income as a percentage
of average interest-earning assets			3.64%			3.79%
Ratio of interest-earning assets
to interest-bearing liabilities			121%			122%

(1) Averages are based on daily averages.
(2) Includes loan origination and commitment fees.
(3) Tax exempt interest revenue is shown on a tax equivalent basis for proper comparison using a statutory federal income tax rate of 21% for 2018 and 34% for 2017.
(4) Income on non-accrual loans is accounted for on a cash basis, and the loan balances are included in interest-earning assets.
(5) Interest rate spread represents the difference between the average rate earned on interest-earning assets and the average rate paid on interest-bearing liabilities.

	Three Months Ended
	September 30,
Reconciliation of net interest income on fully taxable equivalent basis	2018	2017
Total interest income	$14,259	$12,120
Total interest expense	2,489	1,503
Net interest income	11,770	10,617
Tax equivalent adjustment	288	631
Net interest income (fully taxable equivalent)	$12,058	$11,248

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED AVERAGE BALANCES, INTEREST, YIELDS AND RATES, AND NET INTEREST MARGIN ON A FULLY TAX-EQUIVALENT BASIS
(UNAUDITED)
	Nine Months Ended September 30,
	2018			2017
	Average		Average	Average		Average
	Balance (1)	Interest	Rate	Balance (1)	Interest	Rate
(dollars in thousands)	$	$	%	$	$	%
ASSETS
Interest-bearing deposits at banks	8,806	14	0.21	8,919	12	0.18
Interest bearing time deposits at banks	11,972	204	2.28	7,740	117	2.03
Investment securities	258,195	4,843	2.50	283,847	5,345	2.51
Loans: (2) (3) (4)
Residential mortgage loans	214,134	8,347	5.21	205,860	7,967	5.17
Construction loans	23,441	829	4.73	26,804	851	4.25
Commercial Loans	387,482	15,273	5.27	323,801	12,688	5.24
Agricultural Loans	298,875	9,812	4.39	200,287	6,467	4.32
Loans to state & political subdivisions	101,189	2,693	3.56	97,139	3,055	4.21
Other loans	9,540	553	7.75	10,403	621	7.98
Loans, net of discount (2)(3)(4)	1,034,661	37,507	4.85	864,294	31,649	4.90
Total interest-earning assets	1,313,634	42,568	4.33	1,164,800	37,123	4.26
Cash and due from banks	6,826			6,650
Bank premises and equipment	16,367			16,871
Other assets	54,849			55,874
Total non-interest earning assets	78,042			79,395
Total assets	1,391,676			1,244,195
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
NOW accounts	325,667	1,127	0.46	322,084	829	0.34
Savings accounts	189,635	185	0.13	178,806	141	0.11
Money market accounts	162,816	1,091	0.90	126,874	469	0.49
Certificates of deposit	268,737	2,292	1.14	262,321	1,959	1.00
Total interest-bearing deposits	946,855	4,695	0.66	890,085	3,398	0.51
Other borrowed funds	126,158	2,034	2.16	58,651	782	1.78
Total interest-bearing liabilities	1,073,013	6,729	0.84	948,736	4,180	0.59
Demand deposits	168,951			152,188
Other liabilities	12,392			14,686
Total non-interest-bearing liabilities	181,343			166,874
Stockholders' equity	137,320			128,585
Total liabilities & stockholders' equity	1,391,676			1,244,195
Net interest income		35,839			32,943
Net interest spread (5)			3.49%			3.67%
Net interest income as a percentage
of average interest-earning assets			3.65%			3.78%
Ratio of interest-earning assets
to interest-bearing liabilities			122%			123%

(1) Averages are based on daily averages.
(2) Includes loan origination and commitment fees.
(3) Tax exempt interest revenue is shown on a tax equivalent basis for proper comparison using a statutory federal income tax rate of 21% for 2018 and 34% for 2017.
(4) Income on non-accrual loans is accounted for on a cash basis, and the loan balances are included in interest-earning assets.
(5) Interest rate spread represents the difference between the average rate earned on interest-earning assets and the average rate paid on interest-bearing liabilities.

	Nine Months Ended
	September 30,
Reconciliation of net interest income on fully taxable equivalent basis	2018	2017
Total interest income	$41,670	$35,198
Total interest expense	6,729	4,180
Net interest income	34,941	31,018
Tax equivalent adjustment	898	1,925
Net interest income (fully taxable equivalent)	$35,839	$32,943

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED SUMMARY OF LOANS BY TYPE; NON-PERFORMING ASSETS; and ALLOWANCE FOR LOAN LOSSES
(UNAUDITED)
(Excludes Loans Held for Sale)
(In Thousands)
	September 30,	June 30,	March 31,	December 31,	September 30,
	2018	2018	2018	2017	2017
Real estate:
Residential	$213,255	$213,242	$215,349	$214,479	$206,389
Commercial	312,982	309,571	320,381	308,084	273,624
Agricultural	280,569	262,691	248,710	239,957	207,052
Construction	30,262	27,901	22,239	13,502	17,074
Consumer	9,702	9,740	9,672	9,944	10,784
Other commercial loans	72,219	75,002	74,930	72,013	56,222
Other agricultural loans	39,917	42,131	40,396	37,809	34,066
State & political subdivision loans	101,425	99,922	100,061	104,737	101,951
Total loans	1,060,331	1,040,200	1,031,738	1,000,525	907,162
Less allowance for loan losses	12,383	11,941	11,587	11,190	10,447
Net loans	$1,047,948	$1,028,259	$1,020,151	$989,335	$896,715

Past due and non-performing assets

Total Loans past due 30-89 days and still accruing	$3,127	$5,143	$5,660	$3,489	$3,360

Non-accrual loans	$14,530	$10,931	$11,433	$10,171	$11,821
Loans past due 90 days or more and accruing	302	1,046	429	555	173
Non-performing loans	$14,832	$11,977	$11,862	$10,726	$11,994
OREO	628	471	952	1,119	1,570
Total Non-performing assets	$15,460	$12,448	$12,814	$11,845	$13,564

	3 Months	3 Months	3 Months	3 Months	3 Months
	Ended	Ended	Ended	Ended	Ended
Analysis of the Allowance for loan Losses	September 30,	June 30,	March 31,	December 31,	September 30,
(In Thousands)	2018	2018	2018	2017	2017
Balance, beginning of period	$11,941	$11,587	$11,190	$10,447	$9,979
Charge-offs	(48)	(61)	(116)	(73)	(56)
Recoveries	15	90	13	16	24
Net (charge-offs) recoveries	(33)	29	(103)	(57)	(32)
Provision for loan losses	475	325	500	800	500
Balance, end of period	$12,383	$11,941	$11,587	$11,190	$10,447

CITIZENS FINANCIAL SERVICES, INC.
Reconciliation of GAAP and Non-GAAP Financial Measures
(Dollars in thousands, except per share data)

	As of
	September 30,
	2018	2017

Stockholders Equity - GAAP	$134,400	$129,882
Accumulated other comprehensive loss	(6,081)	(1,128)
Intangible Assets	24,999	22,961
Non-GAAP Tangible Equity	115,482	108,049
Shares outstanding adjusted for June 2018 stock Dividend	3,509,142	3,525,783
Tangible Book value per share	$32.91	$30.65

	As of
	September 30,
	2018	2017
Tangible Equity per share
Stockholders Equity - GAAP	$38.30	$36.84
Adjustments for accumulated other comprehensive loss	(1.73)	(0.32)
Book value per share	40.03	37.16
Adjustments for intangible assets	7.12	6.51
Tangible Book value per share	$32.91	$30.65